Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report of Zila, Inc. (the “Company”) on Form 10-Q for the period ended October 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Frank J. Bellizzi, Principal Executive Officer, and Diane E. Klein, Principal Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: December 10, 2007

By:	/s/ FRANK J. BELLIZZI

Frank J. Bellizzi

Executive Vice President
(Principal Executive Officer)

By:	/s/ DIANE E. KLEIN

Diane E. Klein

Vice President — Finance and Treasurer
(Principal Financial Officer)